Exhibit 10.18

















                               ALPHA VIRTUAL, INC.
                          Securities Purchase Agreement

                                November 6, 2002
































                                    10.18-1

                               ALPHA VIRTUAL, INC.

                          SECURITIES PURCHASE AGREEMENT



         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made and entered into as of November 6, 2002, by and between ALPHA VIRTUAL, INC., a Delaware corporation (the "Company"), and those parties set forth as a purchaser on the signature page hereto (the "Purchasers").


                                    RECITALS

         WHEREAS, the Company has authorized the issuance and sale of three hundred thousand dollars ($300,000) of its Common Stock, par value of $0.001 per share (collectively, the "Shares"); and

         WHEREAS, the Company desires to issue and sell such Shares to the Purchasers on the terms and conditions set forth herein; and

         WHEREAS, the Purchasers desire to purchase such Shares on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Agreement to Sell and Purchase.

         1.1 Sale and Purchase of Shares. Subject to the terms and conditions set forth herein, upon execution of this Agreement and receipt of the consideration set forth herein, the Company hereby agrees to issue and sell to the Purchasers at the Closing (as defined in Section 2.1 hereof) the Shares for $300,000.00.

         1.2 Issuance and Sale of Shares. At the Closing, (i) the Purchasers shall deliver to the Company the aggregate sum of Three Hundred Dollars ($300,000), and (ii) the Company shall issue and deliver to the Purchasers stock certificates representing Three Hundred Thousand Dollars ($300,000) of shares of the Company's Common Stock. The number of shares of Common Stock to be issued in exchange for $300,000 shall be based upon the lower of (i) $0.10 or (ii) the average price per share between the "bid" and "ask" price on the Over the Counter Bulletin Board ("OTC:BB") at the close of business for the five (5) business days preceding the Closing Date ("Price Per Share"). For example: if the Price Per Share is $.10 then the Company would issue 3,000,000 shares of common stock to the Purchasers for $300,000. Upon receipt of the foregoing consideration, the Shares shall be validly issued, fully paid


                                    10.18-2
                  and non-assessable. The Company shall immediately commence the payment of its outstanding liabilities, including payroll taxes.

2.       Closing, Delivery and Payment

         2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place the later of (i) fourteen (14) days from the filing with the Delaware Secretary of State of the amendment to the Company's Certificate of Incorporation effecting a one-for-five reverse stock split or (ii) December 15, 2002 at the offices of the Company, or at such other time or place as the parties may mutually agree (such date is hereinafter referred to as the "Closing Date").

         2.2 Delivery. At the Closing, subject to the terms and conditions hereof, (i) the Company will deliver to the Purchasers stock certificates representing the Shares and (ii) the Purchasers shall deliver to the Company payment of the purchase price of Three Hundred Thousand Dollars ($300,000) for the Shares by cashiers check or wire transfer.

3. Representations And Warranties Of The Company. The Company hereby represents and warrants to the Purchasers the following:

         3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares, and to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities or its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

         3.2 Subsidiaries. Upon the Closing, the Company will not own or control any equity security or other interest of any other corporation, limited partnership or other business entity. In addition, the Company is not a participant in any joint venture, partnership or similar arrangement.

         3.3      Capitalization.

                  (a) The authorized capital stock of the Company, immediately prior to the Closing, consists of (i) Sixty Million (60,000,000) Shares of Common Stock, 25,968,888 Shares of which are issued and



                                     10.18-3
                           outstanding, and (ii) Two Million (2,000,000) Shares of Preferred Stock, $0.001 par value, none of which are issued and outstanding.

                  (b) All issued and outstanding Shares of the Company's Common Stock (i) have been duly authorized and validly issued, and are fully paid and nonassessable, and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

         3.4 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been taken. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         3.5 Financial Statements. The Company has made available to the Purchasers (i) its audited consolidated balance sheet as of March 31, 2002 and audited consolidated statements of income and cash flows for the twelve months ending March 31, 2002, and (ii) its unaudited consolidated balance sheet as of June 30, 2002 (the "Statement Date") and unaudited consolidated statements of income and cash flows for the three-month period ending on June 30, 2002, (collectively, the "Financial Statements"). The Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of March 31, 2002, and the Statement Date; provided, however, that the unaudited financial statements are subject to normal recurring year-end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles.

         3.6 Liabilities. Except as set forth on Schedule 3.6 attached hereto, the Company is not aware of any contingent liabilities of the Company or any of its subsidiaries which are not disclosed in the Financial Statements, other than federal and state payroll taxes and liabilities such as the cost of telephone, salaries and rent incurred in the ordinary course of business since the Statement Date.


                                    10.18-4

         3.7      Agreements; Action.

                  (a) Except as set forth on Schedule 3.7 hereto, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

                  (b) Except as set forth on Schedule 3.7 hereto, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or, to the knowledge of the Company by which it is bound

                  (c) Except as set forth on Schedule 3.7 hereto, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock,
                           (ii) incurred any indebtedness for money borrowed or any other liabilities, (iii) made any loans or advances to any person, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights.

         3.8      Changes. Since the Statement Date, there has not been:

                  (a) Any change in the assets, liabilities, financial condition, prospects or operations of the Company from that reflected in the Financial Statements other than changes in payroll taxes owed and liabilities such as the cost of telephone, salaries and rent incurred in the ordinary course of business since the Statement Date;

                  (b)      Any  change  in  the  contingent   obligations of the
                           Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                  (c) Any damage, destruction or loss, whether or not covered by insurance, adversely affecting the properties, business or prospects or financial condition of the Company;

                  (d) Except as set forth in Schedule 3.8(d) any offer to sell or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Company; or

                  (e) Any change in any agreement to which the Company is a party or by which it is bound which adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company.

         3.9      Intellectual Property.

                  (a) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade

                                    10.18-5
                           names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. Except as set forth on Schedule 3.9 hereto, there are no outstanding offers to purchase, options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity.

                  (b) The Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate, any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis therefor.

         3.10 Compliance With Other Instruments. The Company is not in violation or default of any term of its Certificate of Incorporation or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, or writ. The execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares pursuant hereto will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

         3.11 Litigation. Except as set forth on Schedule 3.11 hereto, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company. The foregoing includes, without limitation, actions pending or, to the knowledge of the Company, threatened or any basis therefor known by the Company involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.




                                    10.18-6

         3.12 Brokers' Fees. The Company (i) has not, directly or indirectly, dealt with any broker or finder in connection with this transaction and (ii) has not incurred or will not incur any obligation for any broker's or finder's fee or commission in connection with the transactions provided for in this Agreement.

         3.13 Offering Valid. Assuming the accuracy of the representations and warranties of Purchasers contained in Section 4.2 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

4. Representations and Warranties Of The Purchasers. Each Purchaser hereby represents and warrants to the Company as follows:

         4.1 Requisite Power and Authority. Each Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out the provisions hereof and thereof. All action on Purchasers' part necessary for the authorization, execution and delivery of this Agreement has been taken. Upon Purchasers' execution and delivery, this Agreement will be valid and binding obligations of each Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

         4.2 Investment Representations. Each Purchaser understands that the Shares have not been registered under the Securities Act. Each Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchasers' representations contained in the Agreement. Each Purchaser hereby represents and warrants as follows:

                  (a) Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect Purchaser's own interests. Purchaser must bear the economic risk of this investment
                           indefinitely   unless   and  until  the   Shares  are

                                    10.18-7
                           registered pursuant to the Securities Act, or an exemption from registration is available.

                  (b) Acquisition For Own Account. Purchaser is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

                  (c) Purchaser Can Protect Its Interest. Purchaser represents that by reason of Purchaser's business or financial experience, Purchaser has the capacity to protect Purchaser's own interests in connection with the transactions contemplated in this Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

                  (d) Accredited Investor. Purchaser represents that Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  (e) Company Information. Purchaser has received and read the Financial Statements and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                  (f) Rule 144. Purchaser acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of Shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of Shares being sold during any three-month period not exceeding specified limitations.

5. Closing Conditions and Deliveries. The obligations of the Purchasers to purchase the Shares and of the Company to sell the Shares shall be subject to the following:

         5.1 Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of

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
                  the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

         5.2      Reverse  Stock  Split.  Approval  by the  Company's  Board  of
                  Directors, consent of a majority of the Company's stockholders, filing with the SEC of a Form 14C, distribution to all shareholders of the Company of a definitive Form 14C and filing with the Delaware Secretary of State of an amendment to the Company's Certificate of Incorporation effecting a one-for-five (1:5) reverse stock split.

         5.3 Consulting Agreement. The Company shall have executed and delivered to Manhattan Capital Partners, LLC a Consulting Agreement in the form attached hereto as Exhibit "A."

         5.4 Secretary's Certificate. The Purchasers shall have received from the Company's Secretary, a certificate having attached thereto (i) the Company's Certificate of Incorporation as in effect at the time of the Closing, including an amendment thereto effecting a one-for-five (1:5) reverse stock split,
                  (ii) the Company's Bylaws as in effect at the time of the Closing, and (iii) resolutions approved by the Board of Directors of the Company authorizing the transactions contemplated hereby.

         5.5 Stock Certificates. The stock certificates representing the Shares shall have been delivered to the Purchasers.

         5.6 Registration Rights. Prior to the Closing, the Company shall have executed and delivered a Registration Rights Agreement to Purchasers and Manhattan Capital Partners, LLC wherein the Company has agreed to register the Common Stock issued to the Purchasers and the underlying common stock of Warrants for Manhattan Capital Partners, LLC.

         5.7 Termination Date. The purchase of the Shares is completed by December 30, 2002, unless extended by mutual written agreement of the parties hereto.

         5.8 Representations and Warranties True. The representations and warranties made by Purchaser in Section 4 shall be true and correct at the date of the Closing, and the Purchaser shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

6.       Miscellaneous.

         6.1 Governing Law. This Agreement shall be governed by, construed in accordance with, and enforced under, the laws of the state of California, without regard to the principles of conflicts of law of such state.

         6.2      Survival.  The  representations,   warranties,  covenants  and
                  agreements made herein shall survive any investigation made by


                                    10.18-9
                  any Purchaser and the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         6.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

         6.4 Entire Agreement. This Agreement, the exhibits and schedules hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         6.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.6      Amendment and Waiver.

                  (a) This Agreement may be amended or modified only upon the written consent of the Company and a majority in interest of Shares held by Purchasers.

                  (b) The obligations of the Company and the rights of the holders of the Shares under the Agreement may be waived only with the written consent of a majority in interest of Shares held by the Purchasers.

         6.7 Publicity. All press releases, announcements or other publicity pertaining to the transactions contemplated hereby must be approved by Manhattan Capital LLC and the Company prior to release, provided that such approvals may not be unreasonably withheld. Each Purchaser and the Company understand and agree that the Company will be required to file copies of this Agreement with the SEC in connection with filing a Form 8-K immediately after the execution of such agreements.

         6.8 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of


                                    10.18-10
                  or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

         6.9 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, or two (2) business days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or a Purchaser at the address as set forth on the signature page hereof, or at such other address as the Company or any Purchaser may designate by ten (10) days advance written notice to the other party hereto.

         6.10 Expenses. Each party hereto shall pay all costs and expenses incurred by it, respectively, with respect to the negotiation, execution, delivery and performance of the Agreement.

         6.11 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         6.12 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         6.14 Confidentiality. Each party hereto agrees that, except with the prior written consent of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of


                                    10.18-11
                  its obligations hereunder or the ownership of the Shares purchased hereunder. The provisions of this Section 6.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto.

         6.15 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

         6.16 Further Assurances. At any time and from time to time after the Closing Date, each party will execute such additional instruments and take such actions as may be reasonably requested by the other party to carry out the intent and purposes of this Agreement.


                      [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]






































                                    10.18-12

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]


         IN WITNESS WHEREOF, the parties hereto have executed this SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


"COMPANY"                               ALPHA VIRTUAL, INC.,
                                        a Delaware corporation


                                        By:  ________________________________
                                             Saif Mansour
                                             Title:   President
                                             Address:
                                             10345 Olympic Boulevard
                                             Suite 102
                                             Los Angeles, California  90064






































                                    10.18-13

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

               Purchasers                                      Number of Shares
                                                               Being Purchased


-----------------------------------                            ----------------

Address:
        -------------------------------
        -------------------------------
        -------------------------------

-----------------------------------                            ----------------

Address:
        -------------------------------
        -------------------------------
        -------------------------------


-----------------------------------                            ----------------

Address:
        -------------------------------
        -------------------------------
        -------------------------------

-----------------------------------                            ----------------

Address:
        -------------------------------
        -------------------------------
        -------------------------------

-----------------------------------                            ----------------

Address:
        -------------------------------
        -------------------------------
        -------------------------------

-----------------------------------                            ----------------

Address:
        -------------------------------
        -------------------------------
        -------------------------------
        -------------------------------

-----------------------------------                            ----------------

Address:
        -------------------------------
        -------------------------------
        -------------------------------

                                    10.18-14

-----------------------------------                            ----------------

Address:
        -------------------------------
        -------------------------------
        -------------------------------

-----------------------------------                            ----------------

Address:
        -------------------------------
        -------------------------------
        -------------------------------

-----------------------------------                            ----------------

Address:
        -------------------------------
        -------------------------------
        -------------------------------

-----------------------------------                            ----------------

Address:
        --------------------------------
        --------------------------------
        --------------------------------






























                                    10.18-15

                                    EXHIBIT A
                                    ---------
                              CONSULTING AGREEMENT





















































                                    10.18-16

                                  SCHEDULE 3.6

                                   LIABILITIES


The following approximate liabilities of the Company are in addition to the liabilities set forth in the Company's Form 10-QSB for the period ended June 30, 2002:

                  1.       Payroll Taxes             $ 50,000
                  2.       Note Payable-GAC          $500,000


Eric Poppleton, a former employee and consultant, is seeking approximately $15,000.

Pursuant to an employment contract with the Company, Andreas Kemkes, a current employee, is demanding severance of approximately $80,000 if he is laid-off.





































                                    10.18-17

                                  SCHEDULE 3.7

                               AGREEMENTS; ACTIONS


1. Proposed License Agreement between the Company and Global Alpha Corporation ("GAC") wherein all of the Company's technology will be licensed to GAC in exchange for a royalty on gross sales.

2. The Company is entertaining a proposal from Global Alpha Corporation to terminate its proposed license agreement and purchase all of the technology of the Company.

3. The Company has an employment agreement with Andreas Kemkes which provides for six-month's severance pay if he is terminated for any reason other than cause.








































                                    10.18-18

                                  SCHEDULE 3.9

                              INTELLECTUAL PROPERTY


1. Proposed License Agreement between the Company and Global Alpha Corporation ("GAC") wherein all of the Company's technology will be licensed to GAC in exchange for a royalty on gross sales.

2. The Company is entertaining a proposal from Global Alpha Corporation to terminate its proposed license agreement and purchase all of the technology of the Company.











































                                    10.18-19

                                  SCHEDULE 3.11

                                   LITIGATION


The Company currently owes in excess of $160,000 in trade payables, several of which have threatened lawsuits. The Company is currently reviewing its options to settle all of its liabilities.

















































                                    10.18-20